CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Cash flows from operating activities:
Net loss	$ (487,706)	$ (870,471)
Adjustments to reconcile net loss to net cash (used in) operating activities
Amortization of patent costs	86,433	86,433
Loss from equity in other ventures	355	213
Changes in assets and liabilities:
(Increase) decrease in prepaid and other current assets	(1,050)	1,050
Increase in cash escrow	(110,000)	0
Decrease (increase) in interest receivable	158	(140)
(Decrease) increase in accrued expenses and other current liabilities	(30,407)	83,183
Net cash (used in) operating activities	(542,217)	(699,732)
Net (decrease) in cash and cash equivalents	(542,217)	(699,732)
Cash and cash equivalents - beginning of year	22,676,668	23,376,400
Cash and cash equivalents - end of year	$ 22,134,451	$ 22,676,668